MEDICORE, INC.

                               STOCK OPTION

     AGREEMENT, effective this 30TH day of May, 2003, between MEDICORE, INC., a Florida corporation (hereinafter called the "Company"), and TARget IR, LLC (hereinafter called the "Optionee").

                                WITNESSETH:

     WHEREAS, the board of directors of the Company authorized the Company to enter into a non-exclusive investor and public relations consulting agreement with the Optionee dated May ___, 2003 ("Agreement"), and pursuant thereto and for the consideration provided in that Agreement granted to the Optionee this option (the "Option") to purchase 200,000 shares of common stock, par value $.01 per share (the "Option Shares"), of the Company, immediately exercisable at $2.50 per Option Share (the "Option Price"), such Option to be exercisable through May 30, 2005 ("Expiration Date"), subject to earlier exercisability and expiration as provided in Section 4 of this Option; and

     WHEREAS, the Optionee accepts the Option and agrees to be bound by the terms and conditions set forth herein and in the Agreement, the terms of which are incorporated in this Option;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein and in the Agreement contained, and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Grant of Option
---------------

     1.1 The Company grants and issues this Option to the Optionee to purchase from the Company, upon the terms and conditions of the Agreement and this Option, the Option Shares for a consideration of the Option Price.

Payment for the Option Shares
-----------------------------

     2.1 The Option Price for the Option Shares to be purchased pursuant to each exercise of any part of the within Option shall be paid to the Company by the Optionee in full in cash or by certified or bank cashier's check at the time of such exercise of the Option.

     2.2 In addition to the method of payment set forth in Section 2.1 and in lieu of any cash payment required thereunder, the Optionee shall have the right at any time and from time to time, to exercise the Option in full or in part by surrendering this Option in exchange for the number of Option Shares equal to the product of (x) the Option Shares then represented by this Option multiplied by (y) a fraction, the numerator of which is the Fair Market Value (defined below in Section 2.5) of the Option Shares less the Option Price and the denominator of which is such Fair Market Value.

     Solely for the purposes of this Section 2.2, Fair Market Value shall be calculated either (i) on the date on which the Notice of Election (defined in Section 3.3) is deemed to have been sent to the Company ("Notice Date") or (ii) the average of the Fair Market Value for each of the five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater.

     2.3 The Company covenants and agrees that all Option Shares represented by this Option will, upon issuance by the Company, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved, out of its authorized but unissued common stock, solely for the purpose of effecting the exercise of this Option, a sufficient number of Option Shares to provide for the exercise of the rights represented by this Option.

     2.4 The Company shall not be required upon the exercise of this Option to issue any fractional shares, but shall make an adjustment therefore in Option Shares by rounding up to the nearest whole share for any fractional Option Share which would be issuable upon exercise of this Option.

     2.5 "Fair Market Value" of an Option Share as of a specified date shall mean the closing price of an Option Share on the Nasdaq SmallCap Market or the principal securities exchange on which such Option Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Option Shares are traded if no Option Shares were traded on such immediately preceding day; or if the Option Shares are not traded on the Nasdaq SmallCap Market or a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Option Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Option Shares are not publicly traded, Fair Market Value shall be determined by the board, taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of its securities, particularly its Option Shares, in private transactions negotiated at arm's length (other than to an employee, officer or director of the Company).

Exercise of the Option
----------------------

     3.1 The Option is exercisable only to the extent provided herein, terminating at the earlier of the (i) close of business on the Expiration Date; or (ii) within the prescribed period of time, if any, from the Notice of Termination, as defined in and which may be effected at the Company's discretion in accordance with Section 4 of this Option ("Termination Date"), and to the extent not then exercised, without further action or notice, this Option shall become null and void with no further exercise rights.

     3.2 Subject to the terms herein, the Option is exercisable in amounts equivalent to no less than 25,000 Option Shares per exercise up to the earlier of the Expiration Date or applicable Termination Date. The Company may delay the exercise of any Option if the Option Shares are required to be listed, registered or qualified on any securities exchange or Nasdaq Stock Market. The Company shall not be obligated to deliver any Option Shares until such Option Shares have been so listed, registered or qualified on any securities exchange or Nasdaq Stock Market (or authorized for listing, registration or qualification upon official notice of such exchange or market). However, any delay under this Section 3.2 shall not extend or modify the exercisability of the Option or otherwise affect the Expiration Date or applicable Termination Date.

     3.3 At least two (2) days prior to the date upon which any portion of the Option is to be exercised, the Optionee shall deliver to the Company at its address as set forth in the Notice provisions of Section 19 of the Agreement, written notice of its election to exercise all or part of the Option, subject to the limitations provided in this Option, which notice shall specify (i) the date and time for the exercise of the Option, (ii) the number of Option Shares in respect of which the Option is to be exercised,
(iii) the method of the exercise as per Section 2 of this Option and (iv) the address to which the Option Shares are to be mailed (the "Notice of Election"). The Notice Date specified in such notice shall be a business day and the time specified shall be during the regular business hours of the Company.

     3.4 The Optionee shall, on the Notice Date, pay the Company the Option Price as provided in Section 2 of the Option in respect of which the Option is being exercised, to wit, under Section 2.1 the amount of the product of $2.50 (or such then adjusted Option Price) times the number of Option Shares into which the Option is being exercised, or the "cashless exercise" as provided in Section 2.2. Upon timely and proper exercise of the Option, the Company shall as soon as practicable and with all due expedition deliver to the Optionee, who shall so have properly exercised the Option, certificates registered in the name of the Optionee or the Optionee's designee representing the number of the Option Shares in respect of which the Option was exercised, as fully paid and non-assessable Option Shares, free and clear of any and all liens, encumbrances or security interests or claims of any kind, subject to the approval of any governmental or regulatory authority required in connection with the authorization, issuance, sale or transfer of such Option Shares. Delivery shall be deemed effected for all purposes when the Company's stock transfer agent shall have deposited such Option Share certificate or certificates in the United States mail, addressed as per the Optionee's
Notice of Election. If the Option is exercised in part, a new Option for the balance of the unexercised Option Shares will be issued by the Company to the Optionee, subject to the terms of this Option and the Agreement.

     3.5 The Optionee shall not have any rights or privileges of a shareholder of the Company with respect to any of the Option Shares underlying the Option unless and until and only to the extent he shall have properly exercised the Option and paid for the Option Shares in accordance with the terms and provisions of this Option. The Option shall be considered exercised on the Notice Date and payment was made in accordance with Section 2 of this Option; provided, if payment is by check, the exercise date shall be the date such check clears payment.

Termination of the Option; Exercisability
-----------------------------------------

     4.1 Notwithstanding anything herein to the contrary, in particular but not limited to the Expiration Date and the initial WHEREAS clause, the Company has the absolute discretion to terminate the Agreement at any time, thereby resulting in the termination of this Option.

     4.2  Should the Company terminate the Agreement in accordance with
Section 4.1, then it shall provide the Optionee with written notice as provided in Section 19 of the Agreement of such termination ("Notice of Termination") and the Option shall be exercisable for a period of six (6) months from the Notice of Termination (the "Termination Date"); provided, should the Company terminate the Agreement based upon any regulatory action, federal, state, local, or based on any agency, self-regulatory agency or quasi-governmental or governmental agency, bureau or commission ("Regulatory Action") against the Optionee, then it shall provide the Optionee with Notice of Termination, and the Option shall be exercisable for a period of fifteen
(15) days from the Notice of Termination (also known as the "Termination Date"); provided, further, the failure of the Optionee to notify the Company of the initiation of any such regulatory action shall provide the Company with the sole right at its discretion, at any time it learns of such regulatory action, to terminate the Agreement and this Option without any rights of the Optionee to exercise this Option to any extent, and this Option, on the date of the Notice of Termination, shall be null and void, and any Option Shares obtained by the Optionee within sixty (60) days of the initiation of any such regulatory action and at any time thereafter shall be immediately returned to the Company, and the Company shall have the right to cancel all such Option Shares.

Restrictions on Exercise of the Option and Sale of the Option Shares
--------------------------------------------------------------------

     5.1 In addition to the limitations on the exercise of the Option as provided in Section 3.1 et seq. and Section 4 hereof, the within Option shall not be exercisable if:

          (a) The exercise thereof will involve a violation of any applicable federal or state securities law; or

          (b) The exercise thereof will require registration under the Securities Act of 1933, as amended (the "Act") of the Option Shares, subject to Sections 5.2(c) and (d) hereof.

     5.2 (a) The Optionee acknowledges that the Option and the Option Shares are not transferable without compliance with the registration requirements of the federal and state securities laws, or an opinion of counsel has been received by and is satisfactory to the Company to the effect that such registration is not required; any determination in this connection by the Company shall be final, binding and conclusive; and the Optionee has no right to transfer either the Option or the Option Shares except to its officers, who agree to be bound by the terms of the Option and the Agreement, or as provided in Sections 5.2(c) or (d).

          (b) The Optionee understands that the Option and any Option Shares with which the Option is exercised are being issued to it pursuant to a non-public offering exemption under the Act, that the Option Shares that may be issued upon exercise of the Option shall have a legend on the face thereof indicating the restrictive nature of the Option Shares in pertinent part as follows: THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED; and that such Option Shares and the Option shall have stop transfer instructions issued against the same. Subject to the registration rights provided in subparagraphs (c) and (d) hereof, at the time of any exercise of the within Option, the Optionee shall represent to and agree with the Company in writing that it is acquiring the Option Shares in respect of which the Option is being exercised for the purpose of investment and not with a view to distribution.

          (c) This subparagraph (c) is subject to the limitations and restrictions of this Option, including, among others, Sections 3 and 4 hereof. Should the Company file a registration statement for the public sale of its securities, it shall notify in writing at least 10 days prior to the filing with the Securities and Exchange Commission (the "SEC"), the Optionee or the Option Shareholder, if such Option Shares are then not otherwise freely tradable under the federal and state securities laws, of the Company's filing of a registration statement, and if so requested by such Optionee or Option Shareholder in writing within five days of the Company's notice, the Company shall include in its registration statement the Option Shares so requested to be included and such information as may be required to permit a public offering and sale of any of the Option Shares then outstanding or otherwise issuable pursuant to the Option remaining exercisable so requested to be included, provided such Option Shares are not otherwise freely tradable without the need for registration under the federal and state securities laws. The Optionee or the Option Shareholder shall furnish information reasonably requested by the Company in accordance with such registration statement and shall furnish indemnifications as set forth below.

          This Section 5.2(c) relating to inclusion of the Option Shares in a registration statement is not applicable to any registration statement filed by the Company on Forms S-4 or S-8 (including any Form S-3 related to such Form S-8) or any other comparable form. It is further agreed that if the managing underwriter in any underwritten offering of a registration statement by the Company shall advise the Company that it declines to include a portion or all of the Option Shares requested by the Optionee or the Option Shareholder to be included in the registration statement, then inclusion and distribution of all or that specified portion of the Option Shares shall be excluded from such registration statement.

          (d) This subparagraph (d) is subject to the limitations and restrictions of this Option, including, among others, Sections 3 and 4 hereof. The Company agrees to file upon one written request, and no more, of the Optionee or the Option Shareholder, provided such request relates to at least a majority of the Option Shares, one registration statement on any appropriate Form under the Act to register the Option

Shares then outstanding or otherwise issuable pursuant to the Option remaining exercisable, to the extent such are not otherwise freely tradable without compliance with the registration requirements of the Act, subject to the limitations and restrictions of this Option. The Company agrees to keep the registration statement continuously effective for a period of nine (9) months (or, if for any reason the effectiveness of the registration statement is suspended, such period shall be extended by the aggregate number of days of each such suspension), following the date on which the registration statement is declared effective.

          (e) In connection with any registration under subparagraphs (c) and
(d), the Company covenants and agrees to: (i) use its best efforts to have any such registration statement declared effective at the earliest possible time, and shall furnish the Option Shareholder desiring to sell the Option Shares such number of prospectuses as shall reasonably be requested; (ii) pay all costs (excluding fees and expenses of the Option Shareholder's counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of the Option Shareholder, including any transfer taxes relating to the Option Shares sold), fees and expenses in connection with all registration statements filed pursuant to Sections 5.2(c) and (d) including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses; (iii) take all necessary action which may reasonably be required in qualifying or registering the Option Shares included in the registration statement for offering and sale under the securities or blue sky laws of such states as reasonably requested by the Option Shareholder, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction;
(iv) indemnify the Option Shareholder of the Option Shares to be sold pursuant to any registration statement and each person, if any, who controls such Option Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject which relate to any registration statement(s) prepared in connection herewith; (v) prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus included therein as may be necessary to comply with the provisions of the Act with respect to the disposition of the Option Shares covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the Option Shareholders as set forth in such registration statement or supplement of the prospectus; and (vi) as soon as practicable after the effective date of a registration statement relating to any Option Shares, and in any event within fifteen (15) months thereafter, use its reasonable efforts to make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least (12) consecutive months beginning after the effective date of the registration statement.

          (f) Whenever, pursuant to Sections 5.2(c) and (d), a registration statement relating to the Option Shares is filed under the Act, or is amended or supplemented, the Optionee and the Option Shareholder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by the Optionee and/or the Option Shareholder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (g) Nothing contained in this Option shall be construed as requiring the Optionee to exercise this Option prior to the filing of any registration statement or the effectiveness thereof.

Changes in Capital Structure
----------------------------

     6.1 Existence of this Option shall not impair the right of the Company or its shareholders to make or effect any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger of consolidation of the Company or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the common stock of the Company, or common stock or any other securities of the Company, or any grant of options on its securities through any qualified or non-qualified stock plan or otherwise, or any other corporate act or proceeding, whether of a similar character or otherwise.

     6.2 Adjustments.

         (a) The Option Price shall be subject to adjustment as follows:

             (i) In the event Company shall issue additional shares of common stock (or securities convertible into or exchangeable for common stock) in the form of a stock dividend, or subdivision paid with respect to common stock, or declare any dividend or other distribution payable with additional shares of common stock (or securities convertible into or exchangeable for common stock) with respect to common stock or effect a split or subdivision of the outstanding shares of common stock, the Option Price shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

             (ii) In the event the outstanding shares of common stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of common stock, the Option Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

             (iii) If the Company ("Company" excludes for purposes of this Section 6.2(a)(iii), any affiliated company) shall be consolidated with or merged into another unaffiliated corporation or shall sell all or substantially all of its assets as part of a reorganization within the meaning of the Internal Revenue Code or shall reclassify or reorganize its capital structure (except a stock split or combination covered by subparagraphs (a)(i) and (ii) above), and in such transactions holders of the common stock exchange their common stock for shares of stock or other securities ("Transaction Securities") of the Company or another corporation, receive additional common stock or other securities, or surrender a portion of their common stock, then:

                  (1) Except as provided in Section 6.2(a)(iii)(2) hereof, the Optionee shall be entitled, in lieu of this Option, to an Option or Options to purchase Transaction Securities in an amount (if any) equal to the Transaction Securities that the Optionee would have received if the Optionee had exercised this Option in full and held the Option Shares to which this Option related at the time of such transaction. The Option Price per share or other unit of such Transaction Securities shall be determined by dividing the Option Price by the number of shares or other units (or the fraction of a share or other unit) of Transaction Securities into which each share of common stock is converted or for which common stock is exchanged in such transaction.

                  (2) Notwithstanding any other provision hereof, the board of directors of the Company may cancel this Option as of the effective date of any transaction described in this Section 6.2(a)(iii)(1); provided that
(A) notice of such cancellation shall have been given to the Optionee at least thirty (30) days before the effective date of such transaction, and
(B) the Optionee shall have the right to exercise the Option in accordance with and pursuant to the limits of Section 3.1 et seq. and Section 4 during the thirty (30) day period immediately preceding the effective date of such transaction.

         (b) Upon each adjustment of the Option Price pursuant to the provisions of Section 6.2(a), the number of shares of common stock issuable upon exercise of the Option shall be adjusted to the nearest full amount by multiplying a number equal to the Option Price in effect immediately prior to such adjustment by the number of shares of common stock issuable upon exercise of the Option immediately prior to such adjustment and dividing the product so obtained by the adjusted Option Price.

         (c) Notwithstanding anything herein to the contrary, there shall be no adjustment in the Option Price or number of shares of common stock to be issued upon exercise of the Option under the following:

             (i) grants, sales or other issuances to officers, directors and/or key employees;

             (ii) relating to the exercise or conversion of any outstanding options, warrants, rights, or other convertible securities, or any securities exchanged therefore;

             (iii) the issuance of any securities under any existing stock option, incentive, employee compensation plan, bonus, retirement or similar plan; or any such plan to be adopted by the Company, provided such proposed plan is approved by shareholders; or

             (iv) the grant, award, sale or other issuance, under any circumstances, results in the issuance of no more than 10% of the outstanding shares of common stock; provided, any such issuance not resulting in an adjustment by reason of it being less than 10% of the outstanding shares of common stock shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

         (d) No adjustment in the Option Price shall be required unless such adjustment would require an increase or decrease of at least two cents ($.02) in such price; provided, however, that any adjustments which by reason of this
Section 6.2(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

         (e) So long as this Option shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon its common stock or (ii) if the Company shall offer to the holders of common stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Optionee, at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or
(y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of common stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, lease, liquidation or winding up.

Miscellaneous
-------------

     7.1 The granting of this Option shall not impose upon the Company any obligation to employ, retain or become affiliated with or continue to employ, retain or be affiliated with the Optionee. This Option shall not be construed as preventing nor shall it prevent the Company from terminating any agreement or other affiliation with the Company or its affiliated companies that might exist with the Optionee.

     7.2 This Option shall be binding upon and inure to the benefit of the Company and its successors and upon the Optionee and its successors, assigns, including without limitation the estate of the Optionee and the executors, administrators and/or trustees of such estate, and any creditor, receiver, trustee in bankruptcy or representative of any such Optionee; provided that this Option shall be exercisable only by the Optionee except as may be approved in writing by the Company.

     7.3 This Option shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey.

     7.4 This Option is effective as of June 1, 2003 and, unless sooner terminated in accordance with the terms hereof, shall remain in effect until the earlier of the Expiration Date or the applicable Termination Date as provided herein. No modification or amendment of this Option shall become effective until such modification or amendment shall have been approved by the board of directors of the Company.

     7.5 The Company's obligation to deliver Option Shares is subject to all the terms and conditions of this Option and shall be subject to applicable federal, state and local tax withholding and reporting requirements.

                        [signatures on following page]

     IN WITNESS WHEREOF, the Company has caused this Option to be executed by its Chief Executive Officer or authorized agent, as the case may be, thereunto duly authorized, the day and year first above written.

                                       MEDICORE, INC.

                                          /s/ Thomas K. Langbein
                                       By:--------------------------------
                                          THOMAS K. LANGBEIN, Chief Executive
                                          Officer

     The Optionee hereby accepts and agrees to be bound by all the terms and conditions hereof.

                                       TARget IR, LLC
                                       (Optionee)

                                          /s/ Ron Moschetta
                                       By:--------------------------------
                                          RON MOSCHETTA, President

                         NOTICE OF EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Option
to the extent of purchasing      shares of common stock, $.01 par value (the
                            ----
"Common Stock"), of Medicore, Inc. (or such other securities or property to which the undersigned may be entitled under the terms of the Option) and hereby:

     1.  Makes payment of $            , representing the full purchase price
                           ------------
for the Common Stock at the exercise price per share provided in the Option. The undersigned encloses herewith a bank draft, certified check or money order payable to the Company in payment of the exercise price.

-or-

     2. The undersigned elects to exercise the within Option on a cashless basis pursuant to the terms and formula of Section 2.2 of the Option.

                        initial if cashless exercise
                   ----

     The undersigned irrevocably directs that the shares of Common Stock being acquired upon exercise of the Option be issued and delivered as follows:

Name(s) in Full          Address(es)      Number of Shares       SS or IRS No.
---------------          ----------       ----------------       -------------










                                       -----------------------------------
                                       Signature of Optionee


                                       -----------------------------------
                                       Print Name


11